Exhibit 10.14

EXECUTION VERSION

MAXIMUM CREDIT AMOUNT INCREASE

AND ADDITIONAL LENDER AGREEMENT

This MAXIMUM CREDIT AMOUNT INCREASE AND ADDITIONAL LENDER AGREEMENT (this “Agreement”) dated as of December 18, 2013 is between each of the undersigned Lenders (the “Exercising Lenders”), Toronto Dominion (New York) LLC (the “Additional Lender”), Cabot Oil & Gas Corporation (the “Borrower”), and JPMorgan Chase Bank, N.A. as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.

RECITALS

A.                                    The Borrower, the Administrative Agent and the other Agents and the Lenders party thereto have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of September 22, 2010 (as amended, supplemented or otherwise modified to date, the “Credit Agreement”).

B.                                    The Borrower has heretofore requested pursuant to Section 2.06 of the Credit Agreement that the Aggregate Maximum Credit Amounts be increased to $1,400,000,000 by increasing the Maximum Credit Amount of the Exercising Lenders and by causing the Additional Lender to become a Lender.

C.                                    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01                             Commitment Increase; Additional Lender.

(a)                                      Pursuant to Section 2.06(c) of the Credit Agreement, effective as of the Effective Date (used herein as defined below), (i) the Maximum Credit Amount of each Exercising Lender is hereby increased as set forth on Exhibit A hereto and (ii) the Additional Lender is hereby added as a Lender under the Credit Agreement with a Commitment of $115,000,000.00.

(b)                                      Effective as of the Effective Date, (i) the Additional Lender shall become a Lender for all purposes of the Credit Agreement and shall have all the rights and obligations of a Lender thereunder and (ii) the increase in each Exercising Lender’s Maximum Credit Amount and the addition of the Additional Lender’s Commitment hereby supplement Annex I to the Credit Agreement, such that after giving effect to the inclusion of the Maximum Credit Amount increases and the Additional Lender’s Commitment contemplated hereby, Annex I to the Credit Agreement is amended and restated to read as set forth on Schedule 2.06 attached hereto.

Section 1.02                             Representations and Warranties; Agreements.

(a)                                 Each Exercising Lender hereby: (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (B) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to increase its Commitment, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (B) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.06(c) of the Credit Agreement).

(b)                                 The Additional Lender hereby: (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender under the Credit Agreement, (C) from and after the Effective Date (as defined herein), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to acquire its Commitment, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (E) if the Additional Lender is a Foreign Lender, any documentation required to be delivered by such Additional Lender pursuant to Section 5.03(d) of the Credit Agreement has been duly completed and executed by the Additional Lender; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (B) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.06(c) of the Credit Agreement).

(c)                                  The Borrower represents and warrants that on the Effective Date, no Default shall have occurred and be continuing.

Section 1.03                             Effectiveness. This Agreement shall become effective as of December 18, 2013 (the “Effective Date”), subject to the Administrative Agent’s receipt of counterparts of this Agreement duly executed on behalf of each Exercising Lender, the Additional Lender and the Borrower.

Section 1.04                             Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart

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of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 1.05                             Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 1.06                             Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 1.07                             Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement; provided, however, that all communications and notices hereunder to the Additional Lender shall be given to it at the address set forth in its Administrative Questionnaire.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

CABOT OIL & GAS CORPORATION

By:	/s/ Scott C. Schroeder
Scott C. Schroeder
Vice President, Chief Financial Officer
and Treasurer

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
and an Exercising Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

BANK OF AMERICA, N.A.,
as an Exercising Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

BANK OF MONTREAL,
as an Exercising Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

COMPASS BANK,
as an Exercising Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY,
as an Exercising Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

U.S. BANK NATIONAL ASSOCIATION,
as an Exercising Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Exercising Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

BRANCH BANKING AND TRUST COMPANY,
as an Exercising Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as an Exercising Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

COMERICA BANK,
as an Exercising Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

ING CAPITAL LLC,
as an Exercising Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

FROST BANK (f/k/a The Frost National Bank),
as an Exercising Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

TORONTO DOMINION (NEW YORK) LLC,
as an Additional Lender

By:	/s/ SIGNATURE
Name:
Title:

Signature Page to Maximum Credit Amount Increase and Additional Lender Agreement

EXHIBIT A

INCREASE IN MAXIMUM CREDIT AMOUNTS

Name of Lender	Maximum Credit Amount Prior to Effective Date	Maximum Credit Amount on Effective Date
JPMorgan Chase Bank, N.A.	$92,500,000.00	$140,000,000.00
Bank of America, N.A.	$92,500,000.00	$140,000,000.00
Bank of Montreal	$80,000,000.00	$115,000,000.00
Compass Bank	$80,000,000.00	$115,000,000.00
Canadian Imperial Bank of Commerce, New York Agency	$80,000,000.00	$115,000,000.00
U.S. Bank National Association	$80,000,000.00	$115,000,000.00
Wells Fargo Bank, N.A.	$80,000,000.00	$115,000,000.00
Branch Banking and Trust Company	$60,000,000.00	$87,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$60,000,000.00	$87,500,000.00
Comerica Bank	$45,000,000.00	$65,000,000.00
ING Capital LLC	$45,000,000.00	$65,000,000.00
Frost Bank (f/k/a The Frost National Bank)	$45,000,000.00	$65,000,000.00

SCHEDULE 2.06

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	10.00%	$140,000,000.00
Bank of America, N.A.	10.00%	$140,000,000.00
Bank of Montreal	8.21%	$115,000,000.00
Compass Bank	8.21%	$115,000,000.00
Canadian Imperial Bank of Commerce, New York Agency	8.21%	$115,000,000.00
U.S. Bank National Association	8.21%	$115,000,000.00
Wells Fargo Bank, N.A.	8.21%	$115,000,000.00
Toronto Dominion (New York) LLC	8.21%	$115,000,000.00
Branch Banking and Trust Company	6.25%	$87,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	6.25%	$87,500,000.00
Comerica Bank	4.64%	$65,000,000.00
ING Capital LLC	4.64%	$65,000,000.00
Frost Bank (f/k/a The Frost National Bank)	4.64%	$65,000,000.00
KeyBank National Association	4.29%	$60,000,000.00
TOTAL	100.00%	$1,400,000,000.00